                                                                    Exhibit 13.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 20-F of ART Advanced Research Technologies Inc. for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Micheline Bouchard, Chief Executive Officer of ART Advanced Research Technologies Inc., certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ART Advanced Research Technologies Inc.

Date: March 31, 2006

                                        ART ADVANCED RESEARCH TECHNOLOGIES INC.


                                        (s) Micheline Bouchard
                                        ----------------------------------------
                                        Name: Micheline Bouchard
                                        Title: President and Chief Executive
                                               Officer